THE ADVISORS’ INNER CIRCLE FUND II

CastleArk Large Growth ETF

(the “Fund”)

Supplement dated July 16, 2024 to

the Fund’s Statement of Additional Information, dated December 5, 2023 (the “SAI”)

This supplement provides new and additional information beyond that contained in the

Fund’s SAI and should be read in conjunction with the Fund’s SAI.

Effective as of the date of this Supplement, in the section of the SAI titled “The Portfolio Managers,” the subsection titled “Fund Shares Owned by the Portfolio Managers” is amended and restated, and replaced in its entirety, by the following:

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund. The information below is provided as of May 31, 2024. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares Owned
Daniel Becker, CFA	Over $1,000,000
Jerome Castellini	$100,001 - $500,000
Quintin Ostrowski, CFA	$50,001 - $100,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CAS-SK-001-0100